UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 12, 2014

SECUREALERT, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

150 West Civic Center Drive, Suite 400, Sandy, Utah  84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by SecureAlert, Inc. (the “Registrant”) on March 18, 2014, reporting on under Item 1.01 its acquisition of GPS Global Tracking and Surveillance System Ltd. (A Development Stage Company) an Israeli corporation.  Under Item 9.01of the Original 8-K, the Registrant stated that (a) the audited financial statements of GPS Global Tracking and Surveillance System Ltd., as of September 30, 2013 and for the year then ended and for the period from July 31, 2008 (Inception) through September 30, 2013, the notes related thereto and the related independent  report of registered public accounting firm would be filed no later than 71 days following the date that the Original 8-K was required to be filed, and (b) pro forma financial information would be filed by amendment by amendment no later than 71 days following the date that the Original 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of GPS Global Surveillance System Ltd., as of September 30, 2013 and for the year then ended and for the period from July 31, 2008 (Inception) through September 30, 2013, the notes related thereto and the related independent auditor’s report of Ziv Haft, BDO Member Firm, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)           Pro Forma Financial Information

The pro forma financial information required by this Item are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)           Exhibits.

26.1	Consent of Public Accounting Firm

99.1
Consolidated financial statements of GPS Global Tracking and Surveillance System Ltd. (A Development Stage Company) as of September 30, 2013  and for the year then ended and for the period from July 31, 2008 (Inception) through September 30, 2013.

99.2
Unaudited Condensed Consolidated Financial Statements of GPS Global Tracking and Surveillance System, Ltd. (A Development Stage Company) as of and for the six months ended March 31, 2014 and for the period from July 31, 2008 (Inception) through March 31, 2014.

99.3	Unaudited pro forma financial information of the Registrant giving effect to the acquisition of GPS Global Tracking and Surveillance System, Ltd. (A Development Stage Company).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureAlert, Inc.

By: /s/ John Merrill

Its: Chief Financial Officer

Dated: June 13, 2014

EXHIBIT INDEX

26.1	Consent of Registered Public Accounting Firm
99.1
Consolidated financial statements of GPS Global Tracking and Surveillance System Ltd. (A Development Stage Company) as of September 30, 2013 and for the year then ended and for the period from July 31, 2008 (Inception) through September 30, 2013.

99.2
Unaudited Condensed Consolidated Financial Statements of GPS Global Tracking and Surveillance System, Ltd. (A Development Stage Company) as of and for the six months ended March 31, 2014 and for the period from July 31, 2008 (Inception) through March 31, 2014.

99.3	Unaudited pro forma financial information of the Registrant giving effect to the acquisition of GPS Global Tracking and Surveillance System, Ltd. (A Development Stage Company).
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